Exhibit 10.40

                                     CONSENT
                                     -------


                  CONSENT (this "Consent"), dated as of March 12, 1998, among NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower"), the institutions party to the Credit Agreement referred to below (the "Lenders") and NATIONAL WESTMINSTER BANK PLC, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              -------------------


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 25, 1997 (as currently in effect, the "Credit Agreement");

                  WHEREAS, the Borrower has requested a consent to be provided under the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. No prepayment will be required under Section 4.02(e) of the Credit Agreement as a result of the proposed transaction whereby the Borrower will repurchase 10,100 shares of its common stock from a retiring officer for $40 a share (which repurchase is permitted under Section 8.09) and the contemporaneous sale of such repurchased shares to other employees, officers and directors of the Borrower.

                  2. In order to induce the Lenders to enter into this Amendment, the Borrower (x) represents and warrants that no Default or Event of Default exists on the Effective Date referred to below after giving effect to this Consent, and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement on the Effective Date after giving effect to this Consent (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date).

                  3. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  4. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  5. This Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  6. This Consent shall become effective on the date (the "Effective Date") on which each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

                  7. At all times on and after the Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement after giving effect to this Consent.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                                     NORTH ATLANTIC TRADING COMPANY, INC.


                                     By: /s/ David Brunson
                                         ---------------------------------------
                                       Name: David Brunson
                                       Title: Executive Vice President &
                                              Chief Financial Officer


                                     NATIONAL WESTMINSTER BANK PLC,
                                     Individually and as Administrative Agent


                                     By: /s/ Andrew S. Weinberg
                                         ---------------------------------------
                                       Name: Andrew S. Weinberg
                                       Title:  Senior Vice President


                                     BANK ONE KENTUCKY, NA


                                     By: /s/ K.J. Brenner
                                         ---------------------------------------
                                       Name: K.J. Brenner
                                       Title: Senior Vice President


                                     GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                     By: /s/ Johnathan L. Kolatch
                                         ---------------------------------------
                                           Name: Johnathan L. Kolatch
                                           Title: Authorized Signatory


                                      LEHMAN COMMERCIAL PAPER INC.


                                      By: /s/ Michele Swenson
                                         ---------------------------------------
                                           Name: Michele Swenson
                                           Title: Authorized Signatory

                                      HARCH CAPITAL MANAGEMENT


                                      By:
                                        ---------------------------------------
                                           Name:
                                           Title:


                                      INDOSUEZ CAPITAL FUNDING II, LTD.


                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                      TCW LEVERAGED INCOME TRUST


                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                      CRESCENT/MACH I PARTNERS, L.P.


                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                      PAMCO CAYMAN LTD.


                                      By: /s/ Mark K. Okada CFA
                                         ---------------------------------------
                                           Name: Mark K. Okada
                                           Title: Executive Vice President
                                                  Executive Asset Management
                                                     Company

                                      COMMERCIAL LOAN FUNDING TRUST I
                                      By Lehman Commercial Paper Inc. not in its individual capacity but soley as administrative agent

                                      By: /s/ Michele Swenson
                                         ---------------------------------------
                                           Name: Michele Swenson
                                           Title: Authorized Signatory


                                      SANWA BUSINESS CREDIT CORP.


                                      By: /s/ Peter L. Skavla
                                         ---------------------------------------
                                           Name: Peter L. Skavla
                                           Title: Vice President


                                      TEXAS COMMERCE BANK/ALLIANCE INVESTMENTS
                                        LIMITED


                                      By: /s/ Sheryl Rothman
                                         ---------------------------------------
                                           Name:  Sheryl Rothman
                                           Title: Authorized Signatory

NYFS11...:\90\64590\0003\2475\CON4308W.110